Debt	12 Months Ended
Dec. 31, 2014
Debt Disclosure [Abstract]
Debt

6. Debt

Equipment Line—In June 2010, the Company executed a loan and security agreement (the “Loan Agreement”) establishing a $500,000 equipment line of credit (the “Equipment Line”) with a bank for eligible equipment purchases through June 28, 2011. Borrowings under the Line were due in 24 equal monthly payments of principal, plus accrued interest, at an annual rate of 3.25% beginning July 1, 2011 through June 1, 2013. Borrowings were collateralized by the equipment, software and other property financed by the Loan Agreement. The Company was required to maintain certain non-financial covenants. The Equipment Line expired on June 1, 2013 and was not renewed.

Growth Capital and Revolving Line—In April 2012, the Company amended and restated the Loan Agreement. The Company could borrow up to $5.0 million on a growth capital line of credit (“Growth Capital Line”) through April 2013, at the bank’s prime rate plus one percent. The Growth Capital Line was repayable beginning May 2013 in monthly installments of principal and interest through October 2015. The Company could borrow up to $5.0 million on a revolving line of credit (“Revolving Line”) at the bank’s prime rate, which was payable in full in October 2013. Both lines were established to provide financing for general corporate purposes. The Company was required to maintain a minimum cash account balance of $1.0 million and all of the Company’s assets, excluding intellectual property, was pledged as collateral.

As part of the amended and restated Loan Agreement, the Company issued the bank a fully exercisable warrant to purchase 13,158 shares of common stock at an exercise price of $5.70 per share with an expiration date of April 2022. The fair value of the warrant of $50 thousand was recorded as interest expense in 2012 as it was issued fully vested. The fair value of the warrant was estimated on the date of the grant using the Black-Scholes option-pricing model with the following assumptions:

Risk-free interest rate	2.25%
Expected term (in years)	10
Volatility	55%
Expected dividends	—%

In May 2013, the Company executed the first amendment to the amended and restated Loan Agreement. The Growth Capital Line was extended through May 2014 and was repayable beginning June 2014 in monthly installments of principal and interest through November 2016. The Revolving Line was extended through May 2014.

In September 2013, the Company executed the second amendment to the amended and restated Loan Agreement, increasing the Revolving Line to $20.0 million and extending the maturity date to December 31, 2014. A 0.25% annual unused facility fee is applicable to the Revolving Line.

In March 2014, the Company executed the third amendment to the amended and restated Loan Agreement. The Growth Capital Line was extended with borrowings available through December 2014 and repayable over thirty months through June 2017. Additionally, the Revolving Line was increased to $30.0 million and is payable in full in March 2016.

In September 2014, the Company amended its Loan Agreement to combine its $5.0 million Growth Capital Line and $30.0 million Revolving Line into a single $35.0 million Revolving Line. The interest rate on the new Revolving Line is the bank’s prime rate plus 0.5% and is due in full in March 2016. During 2014 the Company drew down $18 million under the Revolving line. In October 2014, in connection with the Company’s IPO, the Company paid off the $18.0 million outstanding balance under the Revolving Line and there is no outstanding balance under the Revolving Line at December 31, 2014.